UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 18, 2021  March 16, 2021

Scholar Rock Holding Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38501	82-3750435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Binney Street, 3rd Floor, Cambridge, MA 02142
(Address of Principal Executive Offices) (Zip Code)

(857) 259-3860
(Registrant’s telephone number, including area code)

620 Memorial Drive, 2nd Floor, Cambridge, MA 02139

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SRRK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 16, 2021, the Board of Directors (the “Board”) of Scholar Rock Holding Corporation (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee, increased the size of the Board to eight (8) directors and subsequently appointed Joshua Reed to join the Board, effective on March 18, 2021, filling the vacancy created by the increase in the size of the Board. The Board determined that Mr. Reed is independent under the listing standards of NASDAQ and the Company’s corporate governance guidelines. Mr. Reed will serve as a Class I director with a term expiring at the annual meeting of stockholders to be held in 2022.  Mr. Reed will also serve as the Chair of the Audit Committee of the Board of Directors (the “Audit Committee”).  Following the appointment of Mr. Reed, the Company’s Audit Committee consists of Mr. Reed (Chair), Kristina Burow and Amir Nashat and the Company’s Compensation Committee consists of Kristina Burow (Chair), David Hallal and Michael Gilman.
As a non-employee director, Mr. Reed will receive cash compensation and an equity award for his Board service, including as the Chairman of the Audit Committee, in accordance with the Company’s non-employee director compensation policy, as amended from time to time. Mr. Reed is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Reed and any other persons pursuant to which he was selected as a director. In addition, Mr. Reed will enter into an indemnification agreement with the Company consistent with the form of the existing indemnification agreement entered into between the Company and its non-employee directors.
On March 18, 2021, the Company issued a press release announcing the appointment of Mr. Reed to the Board. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1 Press Release issued by the Company on March 18, 2021, furnished hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Scholar Rock Holding Corporation

Date: March 18, 2021	By:	/s/ Junlin Ho
Junlin Ho
General Counsel & Corporate Secretary